UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240.14a-12

SALEM MEDIA GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
5.

Total fee paid:

SEC 1913 (04-05)

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
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	4.	Date Filed:

Your Vote Counts!
SALEM MEDIA GROUP, INC. 2021 Annual Meeting Vote by May 4, 2021 11:59 PM ET. For shares held in a Plan, vote by May 2, 2021 11:59 PM ET.

SALEM MEDIA GROUP, INC. ATTN: LEGAL DEPARTMENT 6400 NORTH BELT LINE ROAD IRVING, TX 75063

D35673-P50459

 You invested in SALEM MEDIA GROUP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 5, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	The election of the five (5) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominees:

1a.	Stuart W. Epperson	For

1b.	Edward G. Atsinger III	For

1c.	Richard A. Riddle[t]	For

1d.	Eric H. Halvorson[t]	For

1e.	Heather W. Grizzle	For

2.	Proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm.	For

NOTE: At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

[t] The holders of Salem’s Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Riddle and Halvorson.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D35674-P50459

Your Vote Counts!
SALEM MEDIA GROUP, INC. 2021 Annual Meeting Vote by May 4, 2021 11:59 PM ET. For shares held in a Plan, vote by May 2, 2021 11:59 PM ET.

SALEM MEDIA GROUP, INC. ATTN: LEGAL DEPARTMENT 6400 NORTH BELT LINE ROAD IRVING, TX 75063

D35675-P50459

 You invested in SALEM MEDIA GROUP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 5, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	The election of the three (3) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominees:

1a.	Stuart W. Epperson	For

1b.	Edward G. Atsinger III	For

1c.	Heather W. Grizzle	For

2.	Proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm.	For

NOTE: At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D35676-P50459